Exhibit 21

Aon Corporation                                                                 Delaware
120524 Canada Inc.                                                              Canada
164226 Canada Inc.                                                              Canada
1e Katharinastrase 29 Vermogensverwaltungsges mbH                               Germany
2674025 Canada Inc.                                                             Canada
2711613 Canada Inc.                                                             Canada
2e Katharinastrase 29 Vermogensverwaltungsges mbH                               Germany
3194680 Canada Inc.                                                             Canada
3381455 Canada Inc.                                                             Canada
A Morel & Cie Sa                                                                France
A&A (UK) Limited                                                                United Kingdom
A&A Real Estate Services Inc.                                                   New York
A. J. Norcott & Company (Holdings) Limited                                      United Kingdom
A. J. Norcott & Partners (Northern) Limited                                     United Kingdom
A. J. Norcott & Partners (Scotland) Limited                                     United Kingdom
A. J. Norcott & Partners Limited                                                United Kingdom
A. J. Norcott Benefit Consultants Limited                                       United Kingdom
A.H. Laseur B.V.                                                                Netherlands
A.H.E. Alexander Howden de Espana S.A.                                          Spain
A.H.G. Far East Ltd.                                                            Hong Kong
A.H.O.H. (Bermuda) Limited                                                      Bermuda
A/S Assurance                                                                   Norway
AA & JG Denison & Company Ltd.                                                  United Kingdom
AAA Auto Club South Finance, L.P.                                               Illinois
AAA Missouri Automotive Financial Services                                      Illinois
AARE Corporation                                                                New York
ABS Insurance Agency Ltd.                                                       United Kingdom
ACGLRA Corp.                                                                    Texas
ACGMGA Corp.                                                                    Texas
ACN 006 278 226                                                                 Australia
ACN 008 497 318                                                                 Australia
ACN 051 158 984                                                                 Australia
ACP Insurance Agency, Inc.                                                      Texas
AGR Disposition Company Inc.                                                    California
AIS Affinity Insurance Agency, Inc.                                             California
AIV Beteiligungsgesellschaft mbh                                                Germany
AOPA Insurance Agency, Inc.                                                     Maryland
AOPA Insurance Agency, Inc.                                                     Texas
APM Services Limited                                                            Hong Kong
APS International Limited                                                       United Kingdom
APS Life & Pensions Limited                                                     United Kingdom
APS Overseas Investments Limited                                                United Kingdom
ARM COVERAGE INC.                                                               New York
ARS Holdings, Inc.                                                              Illinois
ARS Holdings, Inc.                                                              Louisiana
ASCOMIN S.A.                                                                    Belgium
ATJ Capital Forsakringsmakleri AB                                               Sweden
AUSCO, Inc.                                                                     Illinois
AV Agrar Versicherungsdienst GmbH                                               Germany
Acedale Co. Ltd.                                                                Hong Kong
Adam & Adam Limited                                                             New Zealand
Adams & Porter Financial Services, Inc.                                         Texas
Adams & Porter Services, Inc.                                                   Texas
Advantage Plus Insurance Services, Inc.                                         Illinois
Adviser 151 Limited                                                             United Kingdom
Affinity Insurance Services of Washington, Inc.                                 Washington
Affinity Insurance Services, Inc.                                               Pennsylvania
Agencia Interoceanica de Subscripcion y Administracion S. A.                    Mexico
Agostini Insurance Brokers Ltd.                                                 Trinidad
Agricola Training Limited                                                       United Kingdom
Agricola Underwriting Limited                                                   United Kingdom
Agricola Underwriting Management Limited                                        New Zealand
Agricola Underwriting Management Pty Ltd.                                       Australia
Agricultural Risk Management Chile                                              Chile
Agricultural Risk Management North America, Inc.                                Kansas
Agricultural Risk Management Pacific Limited                                    New Zealand
Agricultural Risk Management Pty.                                               Australia
Agricultural Risk Management, Limited                                           United Kingdom
Agte Gebruder GmbH                                                              Germany
Aidec Ciskei (Pty) Ltd.                                                         South Africa
Aidec Gazankulu (Pty) Limited                                                   South Africa
Aidec Kangwane (Pty) Limited                                                    South Africa
Aidec Kwandebele (Pty) Limited                                                  South Africa
Aidec Lebowa (Pty) Limited                                                      South Africa
Aidec M.I.B. North West (Pty) Limited                                           South Africa
Aidec Venda (Pty) Limited                                                       South Africa
Aircrew Underwriting Agencies Ltd.                                              United Kingdom
Airscope Insurance Services Limited                                             United Kingdom
Aldebaran S.R.L. Rome                                                           Italy
Alexander & Alexander (Asia) Holdings Pte. Ltd.                                 Singapore
Alexander & Alexander (C.I.) Limited                                            Guernsey
Alexander & Alexander (Hong Kong) Holdings Ltd.                                 Hong Kong
Alexander & Alexander (Ireland) Limited                                         Ireland
Alexander & Alexander (Isle of Man) Limited                                     United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.                                      Malaysia
Alexander & Alexander (PNG) Pty. Ltd.                                           Papau New Guinea
Alexander & Alexander (Taiwan) Ltd.                                             Taiwan
Alexander & Alexander (Thailand) Ltd.                                           Thailand
Alexander & Alexander (UK) Ltd.                                                 United Kingdom
Alexander & Alexander Australia Holdings Ltd.                                   Australia
Alexander & Alexander B.V.                                                      Netherlands
Alexander & Alexander Benefits Services (Arizona) Inc.                          Arizona
Alexander & Alexander Benefits Services Inc.                                    New Jersey
Alexander & Alexander Benefits Services Inc.                                    Ohio
Alexander & Alexander Benefits Services Inc.                                    Virginia
Alexander & Alexander Benefits Services Inc. (TX)                               Texas
Alexander & Alexander Benefits Services of Louisiana                            Louisiana
Alexander & Alexander Canada Inc.                                               Canada
Alexander & Alexander Consultants S.A.                                          France
Alexander & Alexander Consulting Group Inc.                                     New Jersey
Alexander & Alexander Consulting Group, Inc.                                    Texas
Alexander & Alexander Corretores e Consultores de Seguros Lda.                  Portugal
Alexander & Alexander Europe B.V.                                               Netherlands
Alexander & Alexander Europe GmbH                                               Austria
Alexander & Alexander Europe Ltd.                                               United Kingdom
Alexander & Alexander Far East Inc.                                             California
Alexander & Alexander Far East Partners                                         Hong Kong
Alexander & Alexander Finance Limited                                           United Kingdom
Alexander & Alexander France S.A.                                               France
Alexander & Alexander Galicia, S.A.                                             Spain
Alexander & Alexander Holdings (NZ) Ltd.                                        New Zealand
Alexander & Alexander Holdings B.V.                                             Netherlands
Alexander & Alexander Inc.                                                      Maryland
Alexander & Alexander Insurance Agency Ltd.                                     Taiwan
Alexander & Alexander Insurance Benefits Services Inc.                          Massachusetts
Alexander & Alexander Insurance Brokers - Hungary                               Hungary
Alexander & Alexander Insurance Brokers Ltd. Poland                             Poland
Alexander & Alexander International Inc.                                        Maryland
Alexander & Alexander Italia S.P.A.                                             Italy
Alexander & Alexander Korea Inc.                                                Korea
Alexander & Alexander LTDA. Corretores de Seguros                               Brazil
Alexander & Alexander Limited                                                   Australia
Alexander & Alexander Limited                                                   United Kingdom
Alexander & Alexander Ltd.                                                      Fiji
Alexander & Alexander Ltd.                                                      New Zealand
Alexander & Alexander Ltd. (Thailand)                                           Thailand
Alexander & Alexander Mexico Agente de Seguros y de Fianza S.A. de C.V.         Mexico
Alexander & Alexander Middle East Limited                                       Bermuda
Alexander & Alexander Pte. Ltd.                                                 Singapore
Alexander & Alexander Risk Management Services, Inc.                            Taiwan
Alexander & Alexander S.R.O. (Czech. Republic)                                  Czech Republic
Alexander & Alexander Scandinavia AB                                            Sweden
Alexander & Alexander Securities Corporation                                    Delaware
Alexander & Alexander Services (India) Pvt. Ltd.                                India
Alexander & Alexander Services UK Limited                                       Scotland
Alexander & Alexander Sigorta Musavirlk Anomim Sirketi                          Turkey
Alexander & Alexander Spain Correduria de Seguros, S.A.                         Spain
Alexander & Alexander Telemarketing                                             Brazil
Alexander & Alexander Trustee Jersey Ltd.                                       Jersey, Channel Islands
Alexander & Alexander U.K. Pension Trustees Ltd.                                United Kingdom
Alexander & Alexander of California, Inc.                                       California
Alexander & Alexander of Colombia Ltda.                                         Colombia
Alexander & Alexander of Connecticut Inc.                                       Connecticut
Alexander & Alexander of Idaho, Inc.                                            Idaho
Alexander & Alexander of Japan, Inc.                                            Nevada
Alexander & Alexander of Kansas, Inc.                                           Kansas
Alexander & Alexander of Kentucky, Inc.                                         Kentucky
Alexander & Alexander of Long Island Inc.                                       Connecticut
Alexander & Alexander of Michigan, Inc.                                         Michigan
Alexander & Alexander of Mississippi Inc.                                       Mississippi
Alexander & Alexander of Missouri Inc.                                          Missouri
Alexander & Alexander of New York Inc.                                          New York
Alexander & Alexander of Ohio, Inc.                                             Ohio
Alexander & Alexander of Texas, Inc.                                            Texas
Alexander & Alexander of Virginia, Inc.                                         Virginia
Alexander & Alexander of Washington Inc.                                        Washington
Alexander & Alexander of Wyoming, Inc.                                          Wyoming
Alexander & Alexander of the Carolinas Inc.                                     North Carolina
Alexander & Alexander, Inc.                                                     Florida
Alexander & Alexander, Inc.                                                     Louisiana
Alexander & Alexander, Inc.                                                     Massachusetts
Alexander & Alexander, Inc.                                                     Oklahoma
Alexander & Alexander, Inc.                                                     Tennessee
Alexander & Alexander, Inc.                                                     West Virginia
Alexander & Associates Inc.                                                     Texas
Alexander & Davidson de Colombia LTDA.                                          Colombia
Alexander Administration Services Ltd.                                          Isle of Man
Alexander Clay Communications Limited                                           United Kingdom
Alexander Clay and Partners Consulting                                          United Kingdom
Alexander Consulting Investment Services Inc.                                   Maryland
Alexander Coyle Hamilton Ltd.                                                   Ireland
Alexander Financial Services Ltd.                                               Scotland
Alexander Hellas E.P.E.                                                         Greece
Alexander Howden (Hellas) Ltd.                                                  Guernsey
Alexander Howden (Kazakhstan) Ltd.                                              Kazakhstan
Alexander Howden Asia Pacific Ltd.                                              United Kingdom
Alexander Howden Brasil Ltda.                                                   Brazil
Alexander Howden Canada Limited                                                 Canada
Alexander Howden Del Peru S.A. Reinsurance Brokers                              Peru
Alexander Howden Energy & Partners Scandinavia                                  Norway
Alexander Howden Far East Ptd. Ltd.                                             Singapore
Alexander Howden Financial Services Limited                                     United Kingdom
Alexander Howden Group (Asia) Pte. Ltd.                                         Singapore
Alexander Howden Group (Australia) Limited                                      Australia
Alexander Howden Group (Bermuda) Ltd.                                           Bermuda
Alexander Howden Group Agency Management Ltd.                                   United Kingdom
Alexander Howden Group Canada Limited                                           Canada
Alexander Howden Group Limited                                                  Bermuda
Alexander Howden Holdings Limited                                               United Kingdom
Alexander Howden Insurance Services of Texas, Inc.                              Texas
Alexander Howden International Limited                                          United Kingdom
Alexander Howden Leasing Ltd.                                                   United Kingdom
Alexander Howden Limited                                                        United Kingdom
Alexander Howden North America, Inc.                                            Georgia
Alexander Howden North America, Inc.                                            Massachusetts
Alexander Howden North America, Inc.                                            New York
Alexander Howden North America, Inc.                                            Ohio
Alexander Howden North America, Inc.                                            Texas
Alexander Howden Ossa De Colombia SA                                            Colombia
Alexander Howden Previsionales y Personas Ltda.                                 Colombia
Alexander Howden Reinsurance Brokers (Australia) Ltd.                           Australia
Alexander Howden Reinsurance Brokers (NZ) Ltd.                                  New Zealand
Alexander Howden Reinsurance Intermediaries, Inc.                               New York
Alexander Howden UK Limited                                                     United Kingdom
Alexander Howden Underwriting Limited                                           United Kingdom
Alexander Howden Y Asociados S.A. de C.V.                                       Mexico
Alexander Howden de Espana                                                      Spain
Alexander Howden de Venezuela                                                   Venezuela
Alexander Insurance Managers (Barbados) Ltd.                                    Barbados
Alexander Insurance Managers (Cayman) Ltd.                                      Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.                                      Ireland
Alexander Insurance Managers (Guernsey) Ltd.                                    Guernsey
Alexander Insurance Managers (Holdings) Ltd.                                    Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.                                 Isle of Man
Alexander Insurance Managers (Jersey) Ltd.                                      Jersey, Channel Islands
Alexander Insurance Managers (Luxembourg) S.A.                                  Luxembourg
Alexander Insurance Managers (Singapore) Pte. Ltd.                              Singapore
Alexander Insurance Managers Ltd.                                               Bermuda
Alexander Insurance Managers N.V.                                               Netherlands
Alexander Lippo (Hong Kong) Ltd.                                                Hong Kong
Alexander MacFarlane Corretora de Seguros Ltda.                                 Brazil
Alexander Portfolio Management Ltd.                                             New Zealand
Alexander R.M.C. Brown Partners Ltd.                                            Australia
Alexander Reinsurance Intermediaries, Inc.                                      New York
Alexander Risk Management and Consulting Services, Inc.                         Texas
Alexander Stenhouse & Partners Limited                                          Scotland
Alexander Stenhouse Belgium International                                       Belgium
Alexander Stenhouse Insurance Agency, Inc.                                      Texas
Alexander Stenhouse Limited                                                     United Kingdom
Alexander Stenhouse Magee Limited                                               Ireland
Alexander Stenhouse Management Services Ltd.                                    Scotland
Alexander Stenhouse Nominees Ltd.                                               Australia
Alexander Stenhouse Risk Management S.A.                                        Spain
Alexander Stenhouse UK Ltd.                                                     United Kingdom
Alexander Underwriting Agencies Limited                                         Bermuda
Alexander Underwriting Services Inc.                                            Maryland
Alexander Underwriting Services Limited                                         United Kingdom
Alexander Watkins S.A. de C.V.                                                  Mexico
Alexander of Hawaii Inc.                                                        Hawaii
Alexander of Texas Inc.                                                         Texas
Alexander y Alexander Chile Ltda.                                               Chile
Alexander, Ayling, Barrios & Cia, S.A.                                          Argentina
Allen Insurance Associates                                                      California
Alpenbeck Limited                                                               United Kingdom
American Associates, Inc.                                                       Texas
American Insurance Brokers, Ltd.                                                Indiana
American National General Agencies, Inc.                                        Colorado
American Special Risk Insurance Company                                         Delaware
Anchor Reinsurance Company, Ltd.                                                Bermuda
Anchor Underwriting Managers, Ltd.                                              Bermuda
Anderson and Anderson Insurance Brokers, Inc.                                   California
Anderson and Anderson of Los Angeles Insurance Brokers, Inc.                    California
Anderson and Anderson of Orange County Insurance Brokers, Inc.                  California
Anderson and Anderson/Benefits Insurance Brokers, Inc.                          California
Anderson and Anderson/D-K&S Insurance Brokers, Inc.                             California
Anglo-Swiss Reinsurance Brokers Ltd.                                            Switzerland
Anistics Ltd.                                                                   United Kingdom
Anscor Insurance Brokers Inc.                                                   Philippines
Aon  WACUS Kreditversicherungsmakler GmbH & Co.                                 Germany
Aon  WACUS Verwaltungs GmbH                                                     Germany
Aon (Deutschland) GmbH                                                          Germany
Aon (Panama) Ltd. S.A.                                                          Panama
Aon Advisors (U.K.) Limited                                                     United Kingdom
Aon Advisors, Inc.                                                              Virginia
Aon Alexander & Alexander N.V.                                                  Belgium
Aon Annuity Group, Inc.                                                         Texas
Aon Antillen nv                                                                 Netherland Antilles
Aon Artscope Kunstversicherungsmakler  GmbH                                     Germany
Aon Aruba nv                                                                    Netherland Antilles
Aon Asia Insurance Services bv                                                  Netherlands
Aon Automotive Group, Inc.                                                      Illinois
Aon Aviation, Inc.                                                              Illinois
Aon Belgium nv                                                                  Belgium
Aon Benefit Services, Inc.                                                      Massachusetts
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd.                            Singapore
Aon Boels & Begault S.A.                                                        Belgium
Aon Broker Services, Inc.                                                       Illinois
Aon Capital A                                                                   Delaware
Aon Capital Management, Inc.                                                    Delaware
Aon Capital Markets, Inc.                                                       Delaware
Aon Captive Management, Ltd.                                                    U.S. Virgin Islands
Aon Captive Services (Nederland) bv                                             Netherlands
Aon Captive Services Antillen nv                                                Netherland Antilles
Aon Captive Services Aruba nv                                                   Netherland Antilles
Aon Ceska republika spol. s.r.o.                                                Czech Republic
Aon Compensation and Benefits Limited                                           United Kingdom
Aon Construction Services International Limited                                 United Kingdom
Aon Consulting & Insurance Services                                             California
Aon Consulting Agency, Inc.                                                     Texas
Aon Consulting Belgium S.A.                                                     Belgium
Aon Consulting Denmark A/S                                                      Denmark
Aon Consulting Financial Services Limited                                       United Kingdom
Aon Consulting GmbH                                                             Germany
Aon Consulting Hong Kong Ltd.                                                   Hong Kong
Aon Consulting Limited                                                          United Kingdom
Aon Consulting Nederland cv                                                     Netherlands
Aon Consulting Pty Limited                                                      Australia
Aon Consulting South Africa (Pty) Ltd.                                          South Africa
Aon Consulting Thailand Ltd.                                                    Thailand
Aon Consulting Worldwide, Inc.                                                  Maryland
Aon Consulting, Inc.                                                            Florida
Aon Consulting, Inc.                                                            Michigan
Aon Consulting, Inc.                                                            Minnesota
Aon Consulting, Inc.                                                            New York
Aon Consulting, Inc.                                                            Ohio
Aon Consulting, Inc.                                                            Pennsylvania
Aon Consulting, Inc.                                                            Texas
Aon Consulting, Limited Les Consultants Aon, Limitee                            Quebec
Aon Credit Services Corporation                                                 Delaware
Aon Denmark A/S                                                                 Denmark
Aon Direct Group Small Company Life and Health Agents                           Illinois
Aon Eesti AS                                                                    Estland
Aon Employee Benefits of Ohio, Inc.                                             Ohio
Aon Enterprise Insurance Services, Inc.                                         Illinois
Aon Entertainment Risk Services Limited                                         United Kingdom
Aon Entertainment, Ltd.                                                         New York
Aon European Investments Limited                                                United Kingdom
Aon Financial Institutions Services, Inc.                                       Illinois
Aon Financial Services Group of Colorado, Inc.                                  Colorado
Aon Financial Services Group of New York, Inc.                                  New York
Aon Financial Services Group, Inc.                                              California
Aon Financial Services Group, Inc.                                              Illinois
Aon Financial Services Group, Inc.                                              Pennsylvania
Aon Financial Services Group, Inc.                                              Texas
Aon Finland OY                                                                  Finland
Aon France S.A.                                                                 France
Aon Funds                                                                       Delaware
Aon GGI Acquisition Corporation, Inc.                                           Texas
Aon General Agency, Inc.                                                        Texas
Aon Groep Nederland bv                                                          Netherlands
Aon Group Limited                                                               United Kingdom
Aon Group, Inc.                                                                 Maryland
Aon Hamond & Regine, Inc.                                                       New York
Aon Hazard Limited                                                              United Kingdom
Aon Health Services Inc.                                                        Texas
Aon Healthcare Risk, Inc.                                                       Florida
Aon Holdings (Scandinavia) A/S                                                  Denmark
Aon Holdings Antillen nv                                                        Netherland Antilles
Aon Holdings Asia Ltd.                                                          Hong Kong
Aon Holdings Asia bv                                                            Netherlands
Aon Holdings Australia Ltd.                                                     Australia
Aon Holdings Deutschland GmbH                                                   Germany
Aon Holdings New Zealand Pty. Ltd.                                              New Zealand
Aon Holdings bv                                                                 Netherlands
Aon Home Warranty Services, Inc.                                                Delaware
Aon Hudig Groningen bv                                                          Netherlands
Aon Hudig Hengelo bv                                                            Netherlands
Aon Hudig Nijmegen bv                                                           Netherlands
Aon Hudig Noordwijk bv                                                          Netherlands
Aon Hudig Tilburg bv                                                            Netherlands
Aon Hudig Venlo bv                                                              Netherlands
Aon Hudig cv                                                                    Netherlands
Aon Hudig-Schreinemacher V.O.F.                                                 Netherlands
Aon ISI, Inc.                                                                   Colorado
Aon Iberia, Correduria de Seguros, S.A.                                         Spain
Aon India Limited                                                               United Kingdom
Aon Insurance Management Services - Virgin Islands, Inc.                        U.S. Virgin Islands
Aon Insurance Management Services, Inc.                                         Delaware
Aon Insurance Management of Texas, Inc.                                         Texas
Aon Insurance Managers (USA) Inc.                                               Vermont
Aon Insurance Services                                                          California
Aon Insurance Services, Inc.                                                    Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                                               Bermuda
Aon International bv                                                            Netherlands
Aon Investment Consulting Inc.                                                  Florida
Aon Investment Holdings, Inc.                                                   Delaware
Aon Italia SpA                                                                  Italy
Aon Life Agency of Texas, Inc.                                                  Texas
Aon Lumley Consulting (Pty) Ltd.                                                South Africa
Aon Lumley South Africa (Pty) Ltd.                                              South Africa
Aon Magyarorszag Alkusz Kft.                                                    Hungary
Aon Managed Care Risk & Insurance Services, Inc.                                California
Aon Management Hong Kong Ltd.                                                   Hong Kong
Aon Management Institute, Inc.                                                  Connecticut
Aon Medical Consultants, Inc.                                                   Delaware
Aon Mibrag Versicherungsvermittlungs GmbH                                       Germany
Aon Natural Resources Ltd.                                                      Labuan
Aon Nominees Limited                                                            United Kingdom
Aon Norway A/S                                                                  Norway
Aon OWA Insurance Services GmbH & Co.                                           Germany
Aon OWA Verwaltungs GmbH                                                        Germany
Aon Overseas Holdings Limited                                                   United Kingdom
Aon Partnership Limited                                                         United Kingdom
Aon Pension Trustees Limited                                                    United Kingdom
Aon Polska sp.z.o.o.                                                            Poland
Aon Portugal, Corretores de Seguros, S.A.                                       Portugal
Aon Private Risk Management Insurance Agency, Inc.                              Illinois
Aon Properties Limited                                                          United Kingdom
Aon Pyramid International Limited                                               United Kingdom
Aon Re (Bermuda) Ltd.                                                           Bermuda
Aon Re (Thailand) Ltd.                                                          Thailand
Aon Re Accident & Health Limited                                                United Kingdom
Aon Re Asia Ltd.                                                                Singapore
Aon Re Aviation Limited                                                         United Kingdom
Aon Re China Ltd.                                                               Hong Kong
Aon Re Inc.                                                                     Illinois
Aon Re International Limited                                                    United Kingdom
Aon Re Latinoamericana, S.A.                                                    Mexico
Aon Re Limited                                                                  United Kingdom
Aon Re Netherlands cv                                                           Netherlands
Aon Re Non-Marine Limited                                                       United Kingdom
Aon Re North American Limited                                                   United Kingdom
Aon Re Panama, S.A.                                                             Panama
Aon Re Special Risks Limited                                                    United Kingdom
Aon Re UK Limited                                                               United Kingdom
Aon Re Worldwide Limited                                                        United Kingdom
Aon Re Worldwide, Inc.                                                          Delaware
Aon Reed Stenhouse Acquisition Corp.                                            Canada
Aon Reed Stenhouse Inc.                                                         Canada
Aon Risk Consultants (Bermuda ) Ltd.                                            Bermuda
Aon Risk Consultants (Europe) Limited                                           United Kingdom
Aon Risk Consultants BV                                                         Netherlands
Aon Risk Consultants, Inc.                                                      Illinois
Aon Risk Management Services Italia srl.                                        Italy
Aon Risk Management Services Scandinavia A/S                                    Denmark
Aon Risk Managers, Inc.                                                         Illinois
Aon Risk Resources Insurance Agency, Inc.                                       Illinois
Aon Risk Resources Limited                                                      United Kingdom
Aon Risk Resources, Inc.                                                        Delaware
Aon Risk Services (Antilles) nv                                                 Netherland Antilles
Aon Risk Services (B.C.) Inc.                                                   British Columbia
Aon Risk Services (Barbados) Ltd.                                               Barbados
Aon Risk Services (Bermuda) Ltd.                                                Bermuda
Aon Risk Services (Cayman) Ltd.                                                 Cayman Islands
Aon Risk Services (Europe) S.A.                                                 Luxembourg
Aon Risk Services (Holdings) of Latin America, Inc.                             Delaware
Aon Risk Services (Holdings) of the Americas, Inc.                              Illinois
Aon Risk Services (Ireland) Limited                                             Ireland
Aon Risk Services Australia Ltd.                                                Australia
Aon Risk Services Canada Inc.                                                   Canada
Aon Risk Services Companies, Inc.                                               Maryland
Aon Risk Services France S.A.                                                   France
Aon Risk Services Holdings UK Limited                                           United Kingdom
Aon Risk Services Hong Kong Ltd.                                                Hong Kong
Aon Risk Services Inc.                                                          Ontario
Aon Risk Services International (Holdings) Inc.                                 Delaware
Aon Risk Services Japan Ltd.                                                    Japan
Aon Risk Services Korea Ltd.                                                    Korea
Aon Risk Services Limited                                                       United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                                         New Zealand
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.                       Singapore
Aon Risk Services Taiwan Ltd.                                                   Taiwan
Aon Risk Services Thailand Ltd.                                                 Thailand
Aon Risk Services UK Limited                                                    United Kingdom
Aon Risk Services of Missouri, Inc.                                             Missouri
Aon Risk Services of Texas, Inc.                                                Texas
Aon Risk Services, Inc.                                                         Delaware
Aon Risk Services, Inc. U.S.A.                                                  New York
Aon Risk Services, Inc. of Alabama                                              Alabama
Aon Risk Services, Inc. of Arizona                                              Arizona
Aon Risk Services, Inc. of Arkansas                                             Arkansas
Aon Risk Services, Inc. of Central California Insurance Services                California
Aon Risk Services, Inc. of Colorado                                             Colorado
Aon Risk Services, Inc. of Connecticut                                          Connecticut
Aon Risk Services, Inc. of Florida                                              Florida
Aon Risk Services, Inc. of Georgia                                              Georgia
Aon Risk Services, Inc. of Hawaii                                               Hawaii
Aon Risk Services, Inc. of Idaho                                                Idaho
Aon Risk Services, Inc. of Illinois                                             Illinois
Aon Risk Services, Inc. of Indiana                                              Indiana
Aon Risk Services, Inc. of Kansas                                               Kansas
Aon Risk Services, Inc. of Kentucky                                             Kentucky
Aon Risk Services, Inc. of Louisiana                                            Louisiana
Aon Risk Services, Inc. of Massachusetts                                        Massachusetts
Aon Risk Services, Inc. of Michigan                                             Michigan
Aon Risk Services, Inc. of Minnesota                                            Minnesota
Aon Risk Services, Inc. of Montana                                              Montana
Aon Risk Services, Inc. of Nebraska                                             Nebraska
Aon Risk Services, Inc. of Nevada                                               Nevada
Aon Risk Services, Inc. of New Jersey                                           New Jersey
Aon Risk Services, Inc. of New Mexico                                           New Mexico
Aon Risk Services, Inc. of New York                                             New York
Aon Risk Services, Inc. of Northern California Insurance Services               California
Aon Risk Services, Inc. of Ohio                                                 Ohio
Aon Risk Services, Inc. of Oklahoma                                             Oklahoma
Aon Risk Services, Inc. of Oregon                                               Oregon
Aon Risk Services, Inc. of Pennsylvania                                         Pennsylvania
Aon Risk Services, Inc. of Rhode Island                                         Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services               California
Aon Risk Services, Inc. of Tennessee                                            Tennessee
Aon Risk Services, Inc. of Utah                                                 Utah
Aon Risk Services, Inc. of Virginia                                             Virginia
Aon Risk Services, Inc. of Washington                                           Washington
Aon Risk Services, Inc. of Washington, D.C.                                     District of Columbia
Aon Risk Services, Inc. of Wisconsin                                            Wisconsin
Aon Risk Services, Inc. of Wyoming                                              Wyoming
Aon Risk Services, Inc. of the Carolinas                                        North Carolina
Aon Risk Strategies, Inc.                                                       Delaware
Aon Risk Technologies, Inc.                                                     Delaware
Aon Securities Corporation                                                      New York
Aon Select, Inc.                                                                Pennsylvania
Aon Service Corporation                                                         Illinois
Aon Services Group Limited                                                      United Kingdom
Aon Services Group of Tennessee, Inc.                                           Tennessee
Aon Services Group, Inc.                                                        Delaware
Aon Sigorta Brokerlik ve Musavirlik AS                                          Turkey
Aon Slovensko spol.s r.o.                                                       Slovak Republic
Aon South Africa (Pty) Ltd.                                                     South Africa
Aon Special Risks, Inc.                                                         Illinois
Aon Specialty  Denmark A/S                                                      Denmark
Aon Stockholm AB                                                                Sweden
Aon Superannuation Pty Limited                                                  Australia
Aon Surety & Guarantee Limited                                                  United Kingdom
Aon Sweden AB                                                                   Sweden
Aon Sweden Syd AB                                                               Sweden
Aon Technical Insurance Services, Inc.                                          Illinois
Aon Technology Brokers, Inc.                                                    California
Aon Telecom, Inc.                                                               Illinois
Aon Trade Credit Insurance Services, Inc.                                       California
Aon Trade Credit, Inc.                                                          Illinois
Aon Trade Credit, Inc.                                                          New York
Aon UK Holdings Limited                                                         United Kingdom
Aon UK Limited                                                                  United Kingdom
Aon Vietnam                                                                     Vietnam
Aon Warranty Group Limited (UK)                                                 United Kingdom
Aon Warranty Group, Inc.                                                        Illinois
Aon Warranty Services, Inc.                                                     Illinois
Aon Worldwide Resources, Inc.                                                   Illinois
Aon bv                                                                          Netherlands
Aon makelaars in assurantien bv                                                 Netherlands
Aon/Albert G. Ruben Company (New York) Inc.                                     New York
Aon/Albert G. Ruben Insurance Services, Inc.                                    California
Aon/Brockinton Agency of Texas, Inc.                                            Texas
Aporia Leasing Limited                                                          United Kingdom
Artscope Insurance Services Limited                                             United Kingdom
Artscope International Insurance Services Limited                               United Kingdom
Ascom Nijmegen B.V.                                                             Netherlands
Asesores Kennedy Agente de Seguros y de Fianzas, S.A. de C.V.                   Mexico
Asesores y Corredores De Seguros, S.A.                                          Republica Dominica
Asia Area Underwriters Ltd.                                                     Hong Kong
Asian American Finance Limited                                                  Bermuda
Asian Reinsurance Underwriters Ltd.                                             Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH                                  Germany
Assistance Au Management Et A La Prevention Des Risques De L'Entreprise         France
Associated Brokers International                                                Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited                            Botswana
Associated Ins. Broker of Botswana                                              Botswana
Assuco Holdings Ltd.                                                            Guernsey
Assurances D.M.L. Itee                                                          Canada
Assurantie Groep Langeveldt c.v.                                                Netherlands
Atkins Kroll Insurance Inc.                                                     Guam
Atlanta International Insurance Company                                         New York
Attorneys' Advantage Insurance Agency, Inc.                                     Illinois
Auto Conduit Corporation, The                                                   Delaware
Automotive Development Centers, Inc.                                            Illinois
Automotive Warranty Services of Florida, Inc.                                   Florida
Automotive Warranty Services, Inc.                                              Delaware
Ayala-Bain Insurance Company                                                    Philippines
B E P International (Canada) Holding Inc.                                       Canada
B E P International Corp.                                                       New Jersey
B E P International Holding Inc.                                                Canada
B E P International US Inc.                                                     Delaware
B.L. Carnie Hogg Robinson Ltd.                                                  United Kingdom
B.N. Shepp  Associates Ltd.                                                     Alberta
B.N.H. Group Ltd.                                                               United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder                                      Netherlands
BEC Insurance Services Limited                                                  United Kingdom
BH No. 1 Ltd.                                                                   United Kingdom
BHR, Inc.                                                                       Delaware
BKB Direct Marketing Research Inc.                                              Canada
BRIC, Inc.                                                                      North Carolina
Bailiwick Consultancy & Management Co. Ltd.                                     Guernsey
Bain Clarkson (HK) Ltd.                                                         Hong Kong
Bain Clarkson Forsakringskonsult AB, Stockholm                                  Sweden
Bain Clarkson Limited                                                           United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.                                  United Kingdom
Bain Clarkson R.B. Ltd.                                                         United Kingdom
Bain Clarkson Sweden A.B.                                                       Sweden
Bain Clarkson Underwriting Management Ltd.                                      United Kingdom
Bain Dawes (London) Ltd.                                                        United Kingdom
Bain Dawes Services Ltd.                                                        United Kingdom
Bain Hogg (Americas), Inc.                                                      Florida
Bain Hogg (Fiji) LTd.                                                           Fiji
Bain Hogg (Vanuatu) Ltd.                                                        Vanuatu
Bain Hogg Australia (Holdings) Ltd.                                             Australia
Bain Hogg Australia (Investments) Pty Ltd.                                      Australia
Bain Hogg Australia Ltd.                                                        Australia
Bain Hogg Chile S.A. Corredoros de Reasguro                                     Chile
Bain Hogg Colombiana Ltd.                                                       Colombia
Bain Hogg Group Limited                                                         United Kingdom
Bain Hogg Hellas Ltd.                                                           United Kingdom
Bain Hogg Holdings Limited                                                      United Kingdom
Bain Hogg Insurance Management (Guernsey) Ltd.                                  Guernsey
Bain Hogg Insurance Management (Isle of Man) Ltd.                               Isle of Man
Bain Hogg Intermediaro de Reaseguro SA de CV                                    Mexico
Bain Hogg International Holdings Ltd.                                           United Kingdom
Bain Hogg International Ltd.                                                    United Kingdom
Bain Hogg Ltd.                                                                  United Kingdom
Bain Hogg Malawi Ltd.                                                           Malawi
Bain Hogg Management Ltd.                                                       United Kingdom
Bain Hogg New Zealand Ltd.                                                      New Zealand
Bain Hogg Pensions Pty Ltd.                                                     Australia
Bain Hogg Robinson Pty Ltd.                                                     Australia
Bain Hogg Russian Insurance Brokers Ltd.                                        Russia
Bain Hogg Solomon Islands Ltd.                                                  Solomon Islands
Bain Hogg Trustees Ltd.                                                         United Kingdom
Bain Hogg Uganda Ltd.                                                           Uganda
Bain Insurance Brokers Kenya Ltd.                                               Kenya
Bankers Insurance Service Corp.                                                 Illinois
Baoviet Inchcape Insurance Brokers Ltd.                                         Vietnam
Barros & Carrion, Inc.                                                          Puerto Rico
Beck Kudlich Pacific Associates, Inc.                                           Hawaii
Beck Kudllich & Swartman, Inc.                                                  Hawaii
Bekouw Mendes Reinsurance B.V.                                                  Netherlands
Bekouw Mendes Risk Management B.V.                                              Netherlands
Bell Nicholson Henderson (Holdings) Ltd.                                        United Kingdom
Bell Nicholson Henderson Ltd.                                                   United Kingdom
Bene-Fund Administrative Services Ltd.                                          Canada
BenefitsMedia, Inc.                                                             Tennessee
Benoit & Borg (Europe) Limited                                                  Ireland
Benoit & Borg Insurance Agencies Inc.                                           Canada
Berkely Agency Ltd.                                                             New York
Berkely Coverage Corporation                                                    New York
Berkely-ARM, Inc.                                                               New York
BerkelyCare, LTD.                                                               New York
Black Portch & Swain (Financial Services) Ltd.                                  United Kingdom
Black Portch & Swain Ltd.                                                       United Kingdom
Bloemers & Co. Herverzekering bv                                                Netherlands
Blom & Van der Aa BV                                                            Netherlands
Blom & Van der Aa Holding BV                                                    Netherlands
Boels & Begault France S.A.                                                     France
Boels & Begault Luxembourg S.a.r.l.                                             Luxembourg
Boels & Begault Re S.A.                                                         Belgium
Boels & Begault Vlaanderen S.A.                                                 Belgium
Boels Begault Holding SA                                                        Belgium
Bonnor & Company A/S                                                            Denmark
Bowes & Company, Inc., of New York                                              New York
Bowes Holdings, Inc.                                                            Illinois
Bowring and Minet (Swaziland) (Pty) Ltd.                                        Swaziland
Brennan Group, Inc., The                                                        Delaware
British Continental and Overseas Agencies (BCOA) SA                             France
Broadgate Holdings Ltd.                                                         United Kingdom
Brons Orobio Groep B.V.                                                         Netherlands
Brons Van Lennep B.V.                                                           Netherlands
Brons Van Lennep Den Haag B.V.                                                  Netherlands
Bruno Sforni S.p.A.                                                             Italy
Bruns Ten Brink & Co. b.v.                                                      Netherlands
Bruns Ten Brink Groep b.v.                                                      Netherlands
Bruns Ten Brink Herverzekeringen b.v.                                           Netherlands
Bryson Associates Incorporated                                                  Ohio
Bryson Associates Incorporated                                                  Pennsylvania
Bryson Associates Incorporated of Georgia                                       Georgia
Bureau d'Assurances Pirrotte GmbH                                               Luxembourg
Bureau d'Assurances Pirrotte GmbH & Co. KG                                      Luxembourg
Burlington Insurance Services Ltd.                                              United Kingdom
Burnio Enterprises Pty. Ltd.                                                    Papau New Guinea
C A Rolinson & Partners Ltd.                                                    United Kingdom
C.I.C. Realty, Inc.                                                             Illinois
C.V. 'T Huys Ter Merwe                                                          Netherlands
CAP Managers                                                                    Bermuda
CCC Agency, Inc. of Illinois                                                    Illinois
CCM McGrath Berrigan Ltd.                                                       Ireland
CECAR - Compagnie Europeene de Courtage d'Assurances et de Reassurances SAe     France
CECAR Deutschland GmbH                                                          Germany
CECAR Inchcape Asia Ltd.                                                        Hong Kong
CECAR Portugal                                                                  Portugal
CIA Deutschland Kreditversicherungsmakler und Beratungs GmbH                    Germany
CIA Italia S.R.L.                                                               Italy
CIA Link Ltd.                                                                   United Kingdom
CIA Supplier Finance Ltd.                                                       United Kingdom
CIA USA Holdings, Inc.                                                          Delaware
CIC - Hilldale, Inc.                                                            Illinois
CIC - Wells, Inc.                                                               Illinois
CIC - Westmont, Inc.                                                            Illinois
CICA - Court, Inc.                                                              Illinois
CICA Realty Corporation                                                         Illinois
CICA Seguros de Mexico SA de CV                                                 Mexico
CICA Superannuation Nominees Pty. Ltd.                                          Australia
CJP, Inc.                                                                       Delaware
CRiON nv                                                                        Belgium
California Group Services                                                       California
Campbell & Co., Inc.                                                            Idaho
Camperdown 100 Limited                                                          United Kingdom
Camperdown 101 Limited                                                          United Kingdom
Cananwill Canada Limited                                                        Ontario
Cananwill Corporation                                                           Delaware
Cananwill, Inc.                                                                 California
Cananwill, Inc.                                                                 Pennsylvania
Captive Assurance Partners                                                      California
Carstens & Schues GmbH & Co.                                                    Germany
Carstens & Schues Poland Ltd.                                                   Poland
Carstens & Schues Verwaltungs GmbH                                              Germany
Catz & Lips B.V.                                                                Netherlands
Centris Services Limited                                                        United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.                                      Mexico
Chemical & Oil Insurance Brokers (Pty) Ltd.                                     South Africa
Christopher Paul Insurance Services Ltd.                                        United Kingdom
Cinema Completions International, Inc.                                          Delaware
Citadel Insurance Company                                                       Texas
City and County Purchasing Group                                                Unknown
Citytrust Insurance Brokers Association                                         Philippines
Claims Control Ltd.                                                             New Zealand
Clarkson Bain Japan Ltd.                                                        United Kingdom
Clarkson LMS Ltd.                                                               United Kingdom
Clarkson Puckle Group, Ltd.                                                     Unknown
Clarkson Puckle Holdings Ltd.                                                   United Kingdom
Clarkson Puckle Ibex Ltd.                                                       United Kingdom
Clarkson Puckle Ltd.                                                            United Kingdom
Clarkson Puckle Marine Holdings Ltd.                                            United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                                          United Kingdom
Clay & Partners (1987) Limited                                                  United Kingdom
Clay & Partners Independent Trust Corporation Ltd.                              United Kingdom
Clay & Partners Ltd.                                                            United Kingdom
Clay & Partners Pension Trustees Limited                                        United Kingdom
Claytime Ltd.                                                                   United Kingdom
Clinton, Curtis, Melling Ltd.                                                   Ireland
Cogrup Correduria de Seguros, S.A.                                              Spain
Cogrup, S.L.                                                                    Spain
Cole Booth Potter of New Jersey, Inc.                                           New Jersey
Cole Booth Potter, Inc.                                                         Pennsylvania
Columbia Automotive Services, Inc.                                              Illinois
Combined Administrative Services Corp.                                          Illinois
Combined Insurance Company of America                                           Illinois
Combined Insurance Company of Ireland Limited                                   Ireland
Combined Insurance Company of New Zealand Limited                               New Zealand
Combined Life Assurance Company Limited                                         United Kingdom
Combined Life Assurance Company of Europe Limited                               Ireland
Combined Life Insurance Company of Australia Limited                            Australia
Combined Life Insurance Company of New York                                     New York
Commercial Credit Corporation                                                   United Kingdom
Commercial and Political Risk Consultants Ltd.                                  United Kingdom
Commercial and Political Risk Services Ltd.                                     United Kingdom
CompLogic, Inc.                                                                 Rhode Island
Consumer Program Administrators, Inc.                                           Illinois
Contract & Investment Recoveries Ltd.                                           United Kingdom
Corks Bay & Fisher Ltd.                                                         United Kingdom
Corks Bays & Fisher (Life & Pensions) Ltd.                                      United Kingdom
Corporation Long Island CA                                                      Venezuela
Correteje de Reaseguros Bain Hogg Venezolana C.A.                               Venezuela
Coughlan General Insurances Limited                                             Ireland
Couparey Nominees Ltd.                                                          United Kingdom
Cranebox Ltd.                                                                   United Kingdom
Credit & Political Insurance Services Ltd.                                      United Kingdom
Credit & Political Risks Reinsurance Consultants Ltd.                           United Kingdom
Credit Indemnity & Financial Services Ltd.                                      United Kingdom
Credit Insurance Research Unit Ltd.                                             United Kingdom
Crotty MacRedmond Insurance Limited                                             Ireland
Customer Loyalty Institute                                                      Michigan
D. Hudig & Co. b.v.                                                             Netherlands
DA&A Insurance Agency, Inc.                                                     Texas
DUO A/S                                                                         Norway
Dale & Compagnie (1990) Itee                                                    Canada
Dale Intermediaries Ltd.                                                        Canada
Dale-Parizeau International Inc.                                                Canada
Dale-Parizeau Management Ltd.                                                   Bermuda
Dealer Development Services, Ltd.                                               United Kingdom
Deanborne Limited                                                               United Kingdom
Denison Pension Trustees Ltd.                                                   United Kingdom
Diot Minet (France) SA                                                          France
Dobson Park L. G. Limited                                                       Guernsey
Document Risk Management Limited                                                United Kingdom
Dominion Mutual Insurance Brokers Ltd.                                          Canada
Don Flower Aviation Underwriters, Inc.                                          Kansas
Dormante Holdings Limited                                                       United Kingdom
Downes & Burke (Special Risks) Ltd.                                             United Kingdom
Dreadnaught Insurance Company Limited                                           Bermuda
DuPage Care Administrators, Inc.                                                Illinois
Duggan Insurances Limited                                                       Ireland
Dunn-Parizeau (1995) Inc.                                                       Quebec
Duoband Enterprises Ltd.                                                        United Kingdom
Durin Financial Corporation                                                     Wisconsin
E. Lillie & Co. Limited                                                         United Kingdom
ECCO Services, Inc.                                                             Texas
ENTAB Insurance Services Ltd.                                                   United Kingdom
ERAS (International) Ltd.                                                       United Kingdom
EX-TRA Excesos y Tradados CA                                                    Venezuela
EXKO Excess Versicherungsagentur GmbH                                           Germany
Eastaf Holdings Ltd.                                                            United Kingdom
Eastward Insurance Services Limited                                             Unknown
Edgar Ward Ltd.                                                                 United Kingdom
Edward Lumley & Sons (Underwriting Agencies) Ltd.                               United Kingdom
Elektrorisk Beheer bv                                                           Netherlands
Elm Lane Limited                                                                United Kingdom
Employee Benefit Communications, Inc.                                           Florida
Energy Insurance Brokers & Risk Management Consultants Ltd.                     United Kingdom
Entertainment Managers Insurance Services, Inc.                                 California
Entertainment Managers Insurance Services, Inc.                                 Ontario
Ernest A. Notcutt & Co. Ltd.                                                    United Kingdom
Ernest A. Notcutt (Overseas) Ltd.                                               United Kingdom
Ernest Notcutt Insurance Services Ltd.                                          United Kingdom
Essar Insurance Consultants Ltd.                                                Taiwan
Essar Insurance Services Ltd.                                                   Hong Kong
Europa Services Ltd.                                                            Malta
Ewbar Limited                                                                   United Kingdom
ExcelNet (Guernsey) Ltd.                                                        Guernsey
ExcelNet Ltd.                                                                   United Kingdom
Excess Underwriters Agency, Inc.                                                New York
Excess Versicherungsagentur GmbH                                                Germany
Expatriate Consultancy Limited, The                                             United Kingdom
FS Insurance Agency of California, Inc.                                         California
FS Insurance Agency, Inc.                                                       Ohio
Fabels-Versteeg b.v.                                                            Netherlands
Far East Agency                                                                 Korea
Fides Alexander (A.G.) Switzerland                                              Switzerland
Figurecheck Ltd.                                                                United Kingdom
Finance Associates, Inc.                                                        Texas
Financial Solutions Insurance Services, Inc.                                    Illinois
France Cote D'Afrique                                                           France
France Fenwick Limited                                                          United Kingdom
Frank B. Hall & Co. (N.S.W.) Pty. Ltd.                                          Australia
Frank B. Hall & Co. Holdings (N.Z.) Limited                                     New Zealand
Frank B. Hall (Ireland) Limited                                                 Ireland
Frank B. Hall (Reinsurance) France S.A.                                         France
Frank B. Hall (Underwriting Managers) Ltd.                                      Bermuda
Frank B. Hall Insurance Brokers (S) Pte. Ltd.                                   Singapore
Frank B. Hall Re (Latin America) Inc.                                           Panama
Friis & Company, Inc.                                                           California
Futuro 3000 S.R.L.                                                              Italy
G.E.F. Insurance Ltd.                                                           U.S. Virgin Islands
Garantie Europeene de Publication S.A.                                          France
Gardner Mountain Barr, Inc.                                                     New York
Gardner Mountain Financial Services Ltd.                                        United Kingdom
Gardner Mountain Management Services Ltd.                                       United Kingdom
Gardner Mountain Trustees Ltd.                                                  United Kingdom
Gateway Alternatives, L.L.C.                                                    Delaware
Gateway Insurance Company, Ltd.                                                 Bermuda
Gestas (1995) Inc.                                                              Canada
Gestionnaires Westpar (1995) Itee                                               Canada
Gilliland & McReynolds, Inc.                                                    Texas
Gilman Swire Willis Ltd.                                                        Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.                                          United Kingdom
Go Pro Agency, Inc. of San Antonio                                              Texas
Go Pro Life Agency, Inc. of San Antonio                                         Texas
Go Pro Underwriting Managers of Virginia, Inc.                                  Virginia
Go Pro Underwriting Managers, Inc.                                              Texas
Godwins (Overseas) Limited                                                      United Kingdom
Godwins (Trustees) Limited                                                      United Kingdom
Godwins Acquisition Co.                                                         North Carolina
Godwins Group Limited                                                           United Kingdom
Godwins Limited                                                                 United Kingdom
Godwins Securities, Inc.                                                        Washington
Gotuaco del Rosario & Associates, Inc.                                          Philippines
Gras Savoye Rumania                                                             Romania
Greville Baylis Parry & Associates Ltd.                                         United Kingdom
Greyfriars Marketing Services Pty Ltd.                                          Australia
Groupe DPI Inc.                                                                 Quebec
Groupement Europeen d'Assurances Generales                                      France
Growth Enterprises Ltd.                                                         Bahamas
Guardrisk Insurance Company Limited                                             South Africa
Guernsey Nominees (Pty) Limited                                                 Guernsey
Gwelforth Ltd.                                                                  United Kingdom
H.A.R.B. Ltd.                                                                   United Kingdom
H.L. Puckle (Underwriting) Ltd.                                                 United Kingdom
H.Z. Financial, L.P.                                                            Illinois
HHL (Taiwan) Ltd.                                                               Taiwan
HHL Reinsurance Brokers Inc.                                                    Philippines
HHL Reinsurance Brokers Pte. Ltd.                                               Singapore
HHL Reinsurance Services Sdn. Bhd.                                              Unknown
HRGM 1989 Ltd.                                                                  United Kingdom
HRGM Cargo Ltd.                                                                 United Kingdom
HRGM Ltd.                                                                       United Kingdom
HRGM Management Services Ltd.                                                   United Kingdom
HRGM Marine Ltd.                                                                United Kingdom
Hadenmead Ltd.                                                                  United Kingdom
Halford, Shead & Co. Limited                                                    United Kingdom
Hall & Company (Overseas) Ltd.                                                  United Kingdom
Hall & Company (UK) Ltd.                                                        United Kingdom
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH                 Germany
Hamburger Ruckversicherungs - Agentur GmbH                                      Germany
Hanse Assekuranz-Vermittlungs GmbH                                              Germany
Hanseatische Assekuranz Kontor GmbH                                             Germany
Hanseatische Assekuranz Vermittlungs AG                                         Germany
Harbour Pacific  Holdings Pty., Ltd.                                            Australia
Harbour Pacific Underwriting Management Pty Limited                             Australia
Harmony Home Warranty Company, Inc.                                             California
Heath Hudig Langeveldt Sdn. Bhd.                                                Malaysia
Heiland Versicherungs-Service GmbH                                              Germany
Heli Agency                                                                     Korea
Hellenic Bain Hogg S.A.                                                         Greece
Hemisphere Marine & General Assurance Ltd.                                      Bermuda
Highplain Limited                                                               United Kingdom
Hobbs & Partners Ltd.                                                           United Kingdom
Hodgson McCreery & Company Limited                                              United Kingdom
Hogg Automotive Insurance Services Ltd.                                         United Kingdom
Hogg Group Overseas Ltd.                                                        United Kingdom
Hogg Group plc                                                                  United Kingdom
Hogg Robinson & Gardner Mountain (Insurance) Ltd.                               United Kingdom
Hogg Robinson (Nigeria) Unlimited                                               Nigeria
Hogg Robinson (Scotland) Ltd.                                                   Scotland
Hogg Robinson Holdings (Pty) Ltd.                                               South Africa
Hogg Robinson North America, Inc.                                               Delaware
Hogg Robinson Services (Kenya) Ltd.                                             Kenya
Howden Chile Consultores Ltda.                                                  Chile
Howden Chile Reaseguros Ltda.                                                   Chile
Howden Cover Hispanoamericana (Bermuda) Ltd.                                    Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.                                India
Howden Management & Data Services Ltd.                                          United Kingdom
Howden Sterling Asia Limited                                                    Hong Kong
Howell King & Company Ltd.                                                      United Kingdom
Hudig Langeveldt Pte Ltd.                                                       Singapore
Hudig-Langeveldt Coens N.V.                                                     Belgium
Hudig-Langeveldt Janson Elffers B.V.                                            Netherlands
Hudig-Langeveldt Kyoritsu Ltd.                                                  Japan
Hudig-Langeveldt Makelaardij in Assurantien bv                                  Netherlands
Hudig-Langeveldt Pensioenbureau B.V.                                            Netherlands
Hudig-Langeveldt Reinsurance B.V.                                               Netherlands
Hudig-Langeveldt Saat B.V.                                                      Netherlands
Human Relations Strategies Limited                                              United Kingdom
Huntington T. Block Insurance Agency, Inc.                                      District of Columbia
Huntington T. Block Insurance Agency, Inc.                                      Ohio
Hydrocarbon Risk Consultants Ltd.                                               United Kingdom
IOC Reinsurance Brokers Ltd.                                                    Canada
IRBJ Disposition Company                                                        Illinois
IRBJ Disposition Company                                                        United Kingdom
IRISC (London) Limited                                                          United Kingdom
IRISC Limited                                                                   United Kingdom
IRISC Specialty, Inc.                                                           Delaware
IRISC Technical Services (Hong Kong) Limited                                    Hong Kong
IRISC, Inc.                                                                     New Jersey
IRM France S.A.                                                                 France
ISPP Purchasing Group                                                           Missouri
ITA Insurance, Inc.                                                             Utah
Ibex Managers Ltd.                                                              Kenya
Impact Forecasting, L.L.C.                                                      Illinois
Inchcape Continental Insurance Holdings (Eastern Europe) Ltd.                   Cyprus
Inchcape Continental Insurance Holdings BV                                      Netherlands
Inchcape H.R. (Asia) Ltd.                                                       Hong Kong
Inchcape Insurance Agencies (HK) LTd.                                           Hong Kong
Inchcape Insurance Agencies Pte Ltd.                                            Singapore
Inchcape Insurance Brokers (HK) Ltd.                                            Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                                          Malaysia
Inchcape Insurance Brokers (Thailand ) Ltd.                                     Thailand
Inchcape Insurance Holdings (HK) Ltd.                                           Hong Kong
Inchcape Insurances (Macau) Ltd.                                                Macau
Indemnity Insurance Services (Pty) Limited                                      South Africa
Independent Dealer Services, Inc.                                               Missouri
Independent Engineering Services Ltd.                                           United Kingdom
Inmobiliaria Ramos Rosada, S.A. de C.V.                                         Mexico
Insurance Administrators Inc.                                                   Texas
Insurance Brokers Service, Inc.                                                 Illinois
Insurance Broking Services (Pty) Limited                                        Guernsey
Insurance Holdings Africa Ltd.                                                  Kenya
Insurance Planning, Inc.                                                        Nevada
Insurance Underwriters Agency, Inc.                                             Arizona
Integrated Risk Finance Limited                                                 United Kingdom
Integrated Risk Resources Limited                                               United Kingdom
Interbroke Ltd.                                                                 Switzerland
Interglobe Management AG                                                        Switzerland
Interims Limited                                                                United Kingdom
International Industrial Insurances Limited                                     Ireland
International Insurance Brokers Ltd.                                            Jamaica
International Insurance Brokers Ltd.                                            New Zealand
International Shipowners Mutual Insurance Association Limited                   Bermuda
Interocean (Italia) S.p.A.                                                      Italy
Interocean Reinsurance Company, S.A.                                            Panama
Investment Facility Company Four One Two (Pty) Ltd.                             South Africa
Investment Insurance International (Managers) Ltd.                              United Kingdom
ItalCECAR S.p.A.                                                                Italy
J H  Minet (Insurance) Ltd.                                                     Ireland
J H Minet & Company  (Tanzania) Ltd.                                            Tanzania
J H Minet (Inter-Gremium) AG                                                    Switzerland
J H Minet Agencies Ltd.                                                         United Kingdom
J H Minet Puerto Rico Inc.                                                      Puerto Rico
J H Minet Reinsurance Brokers Ltd.                                              United Kingdom
J&H Risk Management Consultants GmbH                                            Germany
J&H Unison Holdings BV                                                          Netherlands
J&H Vorsorgefonds                                                               Switzerland
J.H. Blades & Co. (Agency), Inc.                                                Texas
J.H. Blades & Co., Inc.                                                         Texas
J.H. Blades Insurance Services                                                  California
J.H. Blades, Inc.                                                               Oklahoma
J.H. Lea & Company, Inc.                                                        Illinois
J.S. Johnson & Co. Ltd.                                                         Bahamas
JFS (Sudamerica) SA                                                             Uruguay
JFS Fenchurch Limited                                                           United Kingdom
JFS Greig Fester Limited                                                        United Kingdom
JML-Minet A.G.                                                                  Switzerland
James S. Kemper & Co. International Ltd.                                        Bermuda
Jaspers Industrie Assekuranz GmbH & Co. KG                                      Germany
Jauch & Hubener (KG)                                                            Austria
Jauch & Hubener AG                                                              Switzerland
Jauch & Hubener Beratungs AG                                                    Switzerland
Jauch & Hubener CSFR Spol s.r.o.                                                Slovak Republic
Jauch & Hubener Ges mbH & Co. KG                                                Austria
Jauch & Hubener GmbH                                                            Austria
Jauch & Hubener KGaA                                                            Germany
Jauch & Hubener Kft.                                                            Hungary
Jauch & Hubener Management betriebliche Versorgungen                            Germany
Jauch & Hubener Personalvorsorgestiftung                                        Switzerland
Jauch & Hubener Privates Vorsorgemanagement GmbH                                Germany
Jauch & Hubener Reinsurance Brokers Ltd.                                        United Kingdom
Jauch & Hubener Reinsurance Inter. Services of North America                    New Jersey
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH                           Germany
Jauch & Hubener Vergutungs-und Vorsorgemanagement GmbH                          Germany
Jauch & Hubener Verwaltungs- GmbH                                               Germany
Jauch & Hubener d.o.o.                                                          Slovak Republic
Jauch & Hubener do Brasil Ltda.                                                 Brazil
Jauch & Hubener spol sro                                                        Czech Republic
Jenner Fenton Slade (Special Risks) Limited                                     United Kingdom
Jenner Fenton Slade Group Limited                                               United Kingdom
Jenner Fenton Slade Limited                                                     United Kingdom
Jenner Fenton Slade Political Risks Limited                                     United Kingdom
Jenner Fenton Slade Reinsurance Brokers Limited                                 United Kingdom
Jenner Fenton Slade Surety and Specie Limited                                   United Kingdom
John C. Lloyd Reinsurance Brokers Ltd.                                          Australia
John Scott Insurance Brokers Limited                                            United Kingdom
Johnson & Higgins PB Co.                                                        Thailand
Joost & Preuss GmbH                                                             Germany
Joseph U. Moore, Inc.                                                           Florida
Jover Prevision Correduria de Seguros                                           Spain
K & K Insurance Brokers, Inc. Canada                                            Ontario
K & K Insurance Group of Florida, Inc.                                          Florida
K & K Insurance Group, Inc.                                                     Indiana
K & K Insurance Specialties, Inc.                                               Indiana
K & K Specialties, Inc.                                                         Indiana
K & K of California Insurance Services, Inc.                                    California
K & K of Nevada, Inc.                                                           Nevada
Karl Alt & Co. GmbH                                                             Germany
Keeling & Company                                                               California
Keith Rayment & Associates Ltd.                                                 United Kingdom
Key-Royal Automotive Company, Inc.                                              Alabama
Keyaction Ltd.                                                                  United Kingdom
Kininmonth Limited                                                              Ireland
Kroller Holdings B.V.                                                           Netherlands
L & G LMX Limited                                                               United Kingdom
L & G Seascope Insurance Holdings Limited                                       United Kingdom
L. & F. Longobardi SRL                                                          Italy
LIB Financial Services Ltd.                                                     United Kingdom
LIB Ltd.                                                                        United Kingdom
La Societe de Courtage Meloche Alexander Inc.                                   Canada
Langeveldt Groep B.V.                                                           Netherlands
Langeveldt de Vos b.v.                                                          Netherlands
Laurila, Kauriala & Grig Ltd.                                                   Russia
Laverack & Haines, Inc.                                                         New York
Les Intermediaires Dale-Parizeau Itee                                           Canada
Lescorp Limited                                                                 United Kingdom
Leslie & Godwin (C.I.) Limited                                                  Guernsey
Leslie & Godwin (Reinsurance) Copenhagen A/S                                    Denmark
Leslie & Godwin (Scotland) Limited                                              Scotland
Leslie & Godwin (U.K.) Limited                                                  United Kingdom
Leslie & Godwin (WFG) Limited                                                   United Kingdom
Leslie & Godwin AXL Limited                                                     United Kingdom
Leslie & Godwin Aviation Holdings Limited                                       United Kingdom
Leslie & Godwin Aviation Limited                                                United Kingdom
Leslie & Godwin Aviation Reinsurance Services Limited                           United Kingdom
Leslie & Godwin Financial Risks Limited                                         United Kingdom
Leslie & Godwin GmbH                                                            Germany
Leslie & Godwin Group Limited                                                   United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                                          Ontario
Leslie & Godwin Insurance Brokers, Inc.                                         New York
Leslie & Godwin International Limited                                           United Kingdom
Leslie & Godwin Investments Limited                                             United Kingdom
Leslie & Godwin Limited                                                         United Kingdom
Leslie & Godwin Marine Holdings Limited                                         United Kingdom
Leslie & Godwin Non-Marine Limited                                              United Kingdom
Leslie & Godwin Overseas Reinsurance Holdings Limited                           United Kingdom
Leslie & Godwin Reinsurance Holdings Limited                                    United Kingdom
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.                          Brazil
London General Holdings Limited                                                 United Kingdom
London General Insurance Company Limited                                        United Kingdom
Loss Management Group Ltd.                                                      United Kingdom
Lowndes Lambert Insurance Limited                                               Ireland
Lumley Insurance Brokers (Pty) Ltd.                                             South Africa
Lumley JFS Limited                                                              United Kingdom
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.                 South Africa
Lumley Municipal & General Insurance Brokers (Orange Free State) (Pty) Ltd.     South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.                         South Africa
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty) Ltd.             South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.                                South Africa
Lynn & Schaller Insurance Brokers, Inc.                                         California
M Y A Ltda. Asesorias Integrales                                                Colombia
M Y A Salud - Agentes De Medicina Prepagada (Colombia)                          Colombia
M&M Insurance Agency, Inc.                                                      Texas
M.I. B. Healthcare Services (Pty) Limited                                       South Africa
M.I.B. Aidec (Pty) Limited                                                      South Africa
M.I.B. Border (Pty) Limited                                                     South Africa
M.I.B. Employee Benefits (Pty) Limited                                          South Africa
M.I.B. Group (Pty) Limited                                                      South Africa
M.I.B. Holdings Co. Ltd.                                                        Malta
M.I.B. House Investment (Pty) Limited                                           South Africa
M.I.B. Property Holdings (Pty) Limited                                          South Africa
M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited                              Namibia
M.I.B. Reinsurance Brokers (Pty) Limited                                        South Africa
MAB Insurance Services Ltd.                                                     United Kingdom
MC Brokers Co. Ltd.                                                             Thailand
MIB UK (Holdings) Ltd.                                                          United Kingdom
MLH & A (Canada) Inc.                                                           Canada
MLH & A Inc.                                                                    Canada
MLH International Inc.                                                          Ontario
MTF Insurance Agency, Inc.                                                      Texas
MacDonagh & Boland Group Limited                                                Ireland
MacDonagh Boland Beech Hill Limited                                             Ireland
MacDonagh Boland Crotty MacRedmond Limited                                      Ireland
MacDonagh Boland Cullen Duggan Limited                                          Ireland
MacDonagh Boland Foley Woollam Limited                                          Ireland
Macey Clifton Walters Limited                                                   United Kingdom
Macey Williams Insurance Services Limited                                       United Kingdom
Macey Williams Limited                                                          United Kingdom
Madison Intermediaries Pty. Limited                                             Australia
Madison Reinsurance Holdings, Inc.                                              Illinois
Mahamy Company plc (Rollins Hudig Hall Iran)                                    Iran
Management and Regulator Services, Inc.                                         New York
Mansell Investments Ltd.                                                        Gibraltar
Mansfeld, Hubener & Partners Gmbh                                               Germany
Manzitti Howden Beck s.p.a.                                                     Italy
Maritime Underwriters, Ltd.                                                     Bermuda
Marketing and Training Resources, Inc.                                          Illinois
Martec Australia Pty Limited                                                    Australia
Martec Finance Pty Limited                                                      Australia
Martin Boyer Company, Inc.                                                      Illinois
Marvyn Hughes International Ltd.                                                United Kingdom
Max Mattiessen AB                                                               Sweden
Media/Professional Insurance Agency Limited                                     United Kingdom
Media/Professional Insurance Agency, Inc.                                       Missouri
Mediterranean Insurance Brokers Ltd.                                            Malta
Mediterranean Insurance Training Centre                                         Malta
Mibsa Investments (Namibia) (Pty) Limited                                       Namibia
Minahan Reinsurance Management Limited                                          United Kingdom
Minerva Holdings (Pvt) Limited                                                  Zimbabwe
Minet (Singapore) Pte. Ltd.                                                     Singapore
Minet (Taiwan) Ltd.                                                             Taiwan
Minet AB                                                                        Sweden
Minet AS                                                                        Norway
Minet Africa Holdings Ltd.                                                      United Kingdom
Minet Agricultural Insurance Brokers Pty. Ltd.                                  Australia
Minet Airport Insurance Services Ltd.                                           United Kingdom
Minet Archer Ltd.                                                               New Zealand
Minet Australia Holdings Pty. Ltd.                                              Australia
Minet Australia Ltd.                                                            Australia
Minet Benefit Services (International) Ltd.                                     Guernsey
Minet Botswana (Pty) Ltd.                                                       Botswana
Minet Burn & Roche Pty. Ltd.                                                    Australia
Minet China Ltd.                                                                Hong Kong
Minet Commercial Ltd.                                                           United Kingdom
Minet Consultancy Services Ltd. (Kenya)                                         Kenya
Minet Consultancy Services Ltd. (UK)                                            United Kingdom
Minet Denison Financial Services Ltd.                                           United Kingdom
Minet Denison Insurance Services Ltd.                                           United Kingdom
Minet Direct Marketing Services Ltd.                                            United Kingdom
Minet Duncan Insurance Brokers Ltd.                                             United Kingdom
Minet Employees' Trust Company Ltd.                                             United Kingdom
Minet Europe Holdings Ltd.                                                      United Kingdom
Minet Financial Services Ltd.                                                   United Kingdom
Minet Firstbrokers Oy                                                           Finland
Minet Group Holdings                                                            United Kingdom
Minet Group PLC                                                                 United Kingdom
Minet Group Services Ltd.                                                       United Kingdom
Minet Holdings Guernsey Limited                                                 Guernsey
Minet Holdings Inc.                                                             New York
Minet Hong Kong Ltd.                                                            Hong Kong
Minet ICDC Insurance Brokers Ltd.                                               Kenya
Minet Inc. (Canada)                                                             Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.                                         New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.                                        Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.                                         United Kingdom
Minet Insurance Brokers (Thailand) Ltd.                                         Thailand
Minet Insurance Brokers (Uganda) Limited                                        Uganda
Minet Insurance Brokers, Inc.                                                   Unknown
Minet Insurance Services (UK) Ltd.                                              United Kingdom
Minet Insurance Services, Inc.                                                  California
Minet Insurance Services, Inc. of Texas                                         Texas
Minet International (Holdings) Ltd.                                             United Kingdom
Minet Italia & Partners SpA                                                     Italy
Minet Italia srl                                                                Italy
Minet Kingsway (Lesotho) (Pty) Ltd.                                             Lesotho
Minet Limited                                                                   Uganda
Minet Limited (Bermuda)                                                         Bermuda
Minet Lindgren i Helsingborg                                                    Sweden
Minet Ltd.                                                                      United Kingdom
Minet Members Agency Holdings Ltd.                                              United Kingdom
Minet New Zealand Ltd.                                                          New Zealand
Minet Nigeria                                                                   Nigeria
Minet Nominees Ltd.                                                             United Kingdom
Minet Professional Services (Europe) Ltd.                                       United Kingdom
Minet Professional Services Ltd. (Australia)                                    Australia
Minet Professional Services Ltd. (UK)                                           United Kingdom
Minet Properties (1989) Ltd.                                                    United Kingdom
Minet Properties Ltd.                                                           United Kingdom
Minet RAIA Insurance Brokers Limited                                            Hong Kong
Minet Re (Bermuda) Limited                                                      Bermuda
Minet Re GmbH                                                                   Germany
Minet Re International Ltd.                                                     United Kingdom
Minet Re North America, Inc.                                                    Georgia
Minet Risk Services (Barbados) Ltd.                                             Barbados
Minet Risk Services (Bermuda) Ltd.                                              Bermuda
Minet Risk Services (Guernsey) Ltd.                                             Guernsey
Minet Risk Services (Jersey) Ltd.                                               Jersey, Channel Islands
Minet Risk Services (Singapore) Ltd.                                            Singapore
Minet Risk Services (Vermont), Inc. (USA)                                       Vermont
Minet S.A. de C.V.                                                              Mexico
Minet Settlement Services, Inc.                                                 Minnesota
Minet Trans Risk Services Ltd.                                                  United Kingdom
Minet Trustees Ltd.                                                             United Kingdom
Minet West Africa Ltd.                                                          United Kingdom
Minet Zambia Limited                                                            Zambia
Minet Zimbabwe (Pvt) Ltd.                                                       Zimbabwe
Minet a.s.                                                                      Czech Republic
Minet, Inc. (USA)                                                               New Jersey
Minken Properties Ltd.                                                          Kenya
Montgomery General Agency of New Jersey, Inc.                                   New Jersey
Morency, Weible & Sapa, Inc.                                                    Illinois
Motorists Service Corporation                                                   Delaware
Motorplan Limited                                                               United Kingdom
Muirfield Underwriters, Ltd.                                                    Delaware
N.V. Verzekering Maatschappij Van 1890                                          Netherlands
NB Life Agents, Inc.                                                            New York
NRC Reinsurance Company Ltd.                                                    Bermuda
NSU Benefit Corporation                                                         Indiana
National Care Provider Insurance, Inc.                                          California
National Product Care Company                                                   Illinois
National Sports Underwriters, Inc.                                              Indiana
Needler Heath (UK) Ltd.                                                         United Kingdom
Needler Heath Dixon Ltd.                                                        United Kingdom
New Co. #1 L.L.C.                                                               Delaware
Nicholson Chamberlain Colls Australia Limited                                   Australia
Nicholson Chamberlain Colls Group Limited                                       United Kingdom
Nicholson Chamberlain Colls Marine Limited                                      United Kingdom
Nicholson Jenner Leslie Group Limited                                           United Kingdom
Nicholson Leslie (North America) Limited                                        United Kingdom
Nicholson Leslie Accident & Health Limited                                      United Kingdom
Nicholson Leslie Agencies Limited                                               United Kingdom
Nicholson Leslie Asia Pte Ltd                                                   Singapore
Nicholson Leslie Australia Holdings Limited                                     Australia
Nicholson Leslie Aviation Limited                                               United Kingdom
Nicholson Leslie Aviation Reinsurance Brokers                                   United Kingdom
Nicholson Leslie BankAssure Limited                                             United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited                           United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants                         United Kingdom
Nicholson Leslie Energy Resources Limited                                       United Kingdom
Nicholson Leslie Financial Institutions Limited                                 United Kingdom
Nicholson Leslie International  (Reinsurance Brokers) Limited                   United Kingdom
Nicholson Leslie International Limited                                          United Kingdom
Nicholson Leslie Investments Limited                                            United Kingdom
Nicholson Leslie Italia S.P.A.                                                  Italy
Nicholson Leslie Limited                                                        United Kingdom
Nicholson Leslie Management Services Limited                                    United Kingdom
Nicholson Leslie Marine Limited                                                 United Kingdom
Nicholson Leslie Nederland Reinsurance brokers cv                               Netherlands
Nicholson Leslie Non-Marine Reinsurance Brokers Limited                         United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited                    United Kingdom
Nicholson Leslie Property Limited                                               United Kingdom
Nicholson Leslie Special Risks Limited                                          United Kingdom
Nicholson Leslie Special Risks Limited                                          United Kingdom
Nicholson Stewart-Brown Limited                                                 United Kingdom
Nissho Iwai (Japan)                                                             Japan
Nixon Constable & Company Ltd.                                                  United Kingdom
North Derbyshire Finance Company Limited, The                                   United Kingdom
Norwegian Insurance Partners A/S                                                Norway
Norwegian Insurance Partners as (Non-Marine)                                    Norway
Nova Reinsurance Brokers, Inc.                                                  Illinois
OLD ARS-AZ INC.                                                                 Arizona
OLD ARS-IN CORP.                                                                Indiana
OUM & Associates of California, A Corporation                                   California
OUM & Associates of New York, A Corporation                                     New York
OUM & Associates of Ohio, A Corporation                                         Ohio
OWA Hoken (UK) Limited                                                          United Kingdom
OWA Insurance Services (France) SA                                              France
OWA Insurance Services Austria Gesellschaft mbH                                 Austria
OWA Insurance Services Austria GmbH & Co. KG                                    Austria
Oak Brook Holding, Inc.                                                         Delaware
Oak Brook Life Insurance Company                                                Arizona
Ohio Cap Insurance Company, Inc.                                                Unknown
Ohrinsoo Agency                                                                 Korea
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.                    Peru
Old RHH North, Inc.                                                             California
Orobio Mees Herman B.V.                                                         Netherlands
P I Insurance Brokers (Pty) Limited                                             South Africa
P M R Re, Inc.                                                                  New York
P.I. Consultants Ltd.                                                           Hong Kong
P.T. Alexander Lippo Indonesia                                                  Indonesia
PBA Inc.                                                                        Minnesota
PLCM Group, Inc.                                                                Florida
PLCM Group, Inc.                                                                Illinois
PLCM Group, Inc.                                                                Pennsylvania
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH                          Germany
PT RNJ Ratna Nusa Jaya                                                          Indonesia
Pacific Wholesale Insurance Brokers Pty Limited                                 Australia
Paladin Reinsurance Corporation                                                 New York
Pandimar Consultants, Inc.                                                      New York
Paribas Assurantien B.V.                                                        Netherlands
Parker Risk Management (Barbados) Ltd.                                          Barbados
Parker Risk Management (Bermuda) Ltd.                                           Bermuda
Parker Risk Management (Cayman) Ltd.                                            Cayman Islands
Parker Risk Management (Guernsey) Ltd.                                          Guernsey
Parker Risk Management (S) Pte Ltd                                              Singapore
Parker Risk Management, Inc.                                                    Colorado
Pat Ryan & Associates, B.V.                                                     Netherlands
Paul J.F. Schultz oHG                                                           Germany
Pernas HHL Insurance Brokers Sdn Bhd                                            Malaysia
Pernas HHL Reinsurance Brokers Sdn. Bhd.                                        Malaysia
Pilots International Association                                                North Dakota
Pinerich Limited                                                                Ireland
Poitras, Lavigueur (1995) Inc.                                                  Quebec
Poland Puckle Insurance Brokers Ltd.                                            United Kingdom
Premier Auto Finance, Inc.                                                      Delaware
Premier Auto Finance, L.P.                                                      Illinois
Prescot Insurance Holdings Ltd.                                                 United Kingdom
Private Client Trustees Ltd.                                                    Ireland
Product Care, Inc.                                                              Illinois
Professional & General Ins. Company (Bermuda) Ltd.                              Bermuda
Professional Liability Services Limited                                         United Kingdom
Professional Sports Insurance Co. Ltd.                                          Bermuda
Progressive Ideal Sdn Bhd.                                                      Malaysia
Promotora Zircon S.A. de C.V.                                                   Mexico
Property Owners Database Limited                                                United Kingdom
Proruck Ruckversicherungs - AG                                                  Germany
Provider Services, Ltd.                                                         Bermuda
R&M Reinsurance Intermediaries Ltd.                                             Trinidad
R.B. Jones Corporation                                                          Delaware
R.E.I. (NSW) Insurance Brokers Pty. Ltd.                                        Australia
R.E.I.A. Insurance Brokers Pty. Ltd.                                            Australia
R.G. Reis (Management Services) Ltd.                                            United Kingdom
R.G. Reis Life Consultants Ltd.                                                 United Kingdom
R.G. Reis Pension Fund Trustees Ltd.                                            United Kingdom
RAMRO y Asociados, S.C.                                                         Mexico
RBH Acquisition Co.                                                             Delaware
RBH General Agencies (Canada) Inc.                                              Quebec
REISA Insurance Brokers Pty. Ltd.                                               Australia
REIV Insurance Brokers (Pty) Ltd.                                               Australia
RHH Empreendimentos e Servicos Ltda.                                            Brazil
RHH Surety & Guarantee Limited                                                  United Kingdom
RIP Services Limited                                                            Guernsey
Ralph S. Harris (Insurance) Pty. Ltd.                                           Zimbabwe
Rath & Strong, Inc.                                                             Massachusetts
Reed Stenhouse Asia Pacific Ltd.                                                Scotland
Reed Stenhouse Companies Ltd.                                                   Canada
Reed Stenhouse Europe Holdings B.V.                                             Netherlands
Reed Stenhouse Gmbh                                                             Germany
Reed Stenhouse Netherlands B.V.                                                 Netherlands
Reed Stenhouse Underwriting Management Ltd.                                     Scotland
Resource Insurance Services, Inc.                                               Indiana
Revasa S.p.A.                                                                   Italy
Risconcept Inc.                                                                 Canada
Risk Funding Services (Pty) Limited                                             South Africa
Risk Management Consultants Ltd.                                                United Kingdom
Risk Management Consultants of Canada Ltd.                                      Canada
RiskNet Worldwide, Inc.                                                         Oregon
Risque et Finance SA                                                            France
Rollins Heath (Japan) Ltd.                                                      Japan
Rollins Heath Korea Co. Ltd.                                                    Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                                     Australia
Rollins Hudig Hall (Hong Kong) Ltd.                                             Hong Kong
Rollins Hudig Hall (Nederland) Limited                                          United Kingdom
Rollins Hudig Hall (Scandinavia) A/S                                            Norway
Rollins Hudig Hall Associates B.V.                                              Netherlands
Rollins Hudig Hall Finance bv                                                   Netherlands
Rollins Hudig Hall Mexico Agente De Seguros Y De Fianzas, S.A. De C.V.          Mexico
Rollins Hudig Hall Middle East                                                  United Arab Emirates
Rollins Hudig Hall Netherlands b.v.                                             Netherlands
Rollins Hudig Hall Services Limited                                             United Kingdom
Rollins Hudig Hall Sweden AB                                                    Sweden
Rollins Hudig Hall Versicherungsmakler Gesellschaft m.b.H.                      Austria
Rollins Hudig Hall do Brazil Corretora de Seguros Ltda.                         Brazil
Rollins Hudig Hall of Alaska, Inc.                                              Alaska
Rollins Technical Services Co.                                                  Illinois
Ropeco Pty Ltd.                                                                 Australia
Rostron Hancock Ltd.                                                            United Kingdom
Roundwise Limited                                                               United Kingdom
Royal Home Protection Plan, Inc.                                                Delaware
Ruben Entertainment Insurance Services                                          United Kingdom
Ryan Insurance Group France S.A.R.L.                                            France
Ryan Insurance Group, Inc.                                                      Delaware
Ryan Warranty Services Canada, Inc.                                             Canada
Ryan Warranty Services Quebec, Inc.                                             Ontario
Ryan/CSI, Inc.                                                                  Illinois
Rydata Limited                                                                  United Kingdom
S A Credit & Insurance Brokers (Pty) Limited                                    South Africa
S W Holdings (SA) (Pty) Limited                                                 South Africa
S W Insurance Brokers (Pty) Limited                                             South Africa
S. Hammond Story Agency, Inc.                                                   Georgia
S. Mark Brockinton & Associates of Texas, Inc.                                  Texas
S. Mark Brockinton & Associates, Inc.                                           Arkansas
SASE France Societe Des Assures Du Sud Set                                      France
SHL Pacific Regional Holdings Inc.                                              California
SIS Services of New York, Inc.                                                  New York
SLE Worldwide Australia Pty Limited                                             Australia
SLE Worldwide Limited                                                           United Kingdom
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.                           Mexico
SLE Worldwide, Inc.                                                             Delaware
SRA, Inc.                                                                       Texas
SRS General Insurance Services, Inc.                                            California
SRS Insurance Services, Inc.                                                    California
Saat Van Marwijk Beheer B.V.                                                    Netherlands
Saat Van Marwijk Noordwijk B.V.                                                 Netherlands
Sang Woon Agency                                                                Korea
Santos da Cunha, Abreu & Associados, Lda.                                       Portugal
Savoy Insurance Brokers Ltd.                                                    United Kingdom
Saxonbeech Ltd.                                                                 United Kingdom
Scarborough & Company, Inc.                                                     Delaware
Scarborough Insurance Agency of Massachusetts, Inc.                             Massachusetts
Sceptre Agency, Inc.                                                            Texas
Scottish & Commonwealth Insurance Co. Ltd.                                      Bermuda
Seascope Cargo Insurance Services Limited                                       United Kingdom
Seascope Insurance Holdings Limited                                             United Kingdom
Seascope Insurance Services Limited                                             United Kingdom
Seascope Marine Insurance Services Limited                                      United Kingdom
Seascope Marine Limited                                                         United Kingdom
Seascope Reinsurance Services Limited                                           United Kingdom
Securities Guarantee Company Limited                                            United Kingdom
Select Direct Limited                                                           Scotland
Self-Insurers Service, Inc.                                                     Delaware
Service Protection, Inc.                                                        Illinois
Service Saver, Incorporated                                                     Florida
ServicePlan of Florida, Inc.                                                    Florida
ServicePlan of Ohio, Inc.                                                       Ohio
ServicePlan of Virginia, Inc.                                                   Virginia
ServicePlan, Inc.                                                               Illinois
Services De Risques Aon Inc.                                                    Canada
Servicios A.B.S., S.A.                                                          Mexico
Servicios Inmoboliarios Guadalajara, S.C.                                       Mexico
Servicios Y Garantias Ryan S.L.                                                 Spain
Sherwood Insurance Services                                                     California
Sherwood Insurance Services of Washington, Inc.                                 Washington
Shoreline Insurance Agency, Inc.                                                Rhode Island
Simco Insurance Brokers Pte                                                     Singapore
Singer Group, Inc., The                                                         Texas
Singer Plan, Inc.                                                               Delaware
Societe Generale de Courtage d'Assurances                                       France
Societe canadienne de gestion de reassurance, inc.                              Quebec
Sodarcan Inc.                                                                   Canada
Sodartec Inc.                                                                   Canada
Soriero & Company, Inc.                                                         Texas
Sorim (1987) Ltd.                                                               United Kingdom
Sorim Services (1987) Ltd.                                                      United Kingdom
Southern Cross Underwriting Pty. Limited                                        Australia
Special Risk Services Limited                                                   United Kingdom
Special Risk Services, Inc.                                                     New Jersey
Spicafab Limited                                                                United Kingdom
Square One, Inc.                                                                Texas
Steetley Leslie & Godwin Limited                                                Guernsey
Steeves Lumley Ltd.                                                             Australia
Stenhouse (South East Asia) Pte. Ltd.                                           Singapore
Stenhouse Marketing Services (London) Ltd.                                      United Kingdom
Stenhouse Marketing Services, Inc.                                              Delaware
Stenhouse Reed Shaw Africa (Pty) Ltd.                                           South Africa
Sterling Life Insurance Company                                                 Arizona
Stichting Employee Fund Aon                                                     Netherlands
Stichting Werknemerscertificaten HLG                                            Netherlands
Structured Compensation Ltd.                                                    United Kingdom
Sumner & McMillan                                                               United Kingdom
Sumner & McMillan Limited (Ireland)                                             Ireland
Superannuation Fund (CICNZ) Limited                                             New Zealand
Surety & Guarantee Consultants Limited                                          United Kingdom
Surveyors Claims Services Ltd.                                                  United Kingdom
Swaziland Construction Insurance Brokers (Pty) Ltd.                             Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.                                  Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.                               Swaziland
Swaziland Insurance Brokers (Pty) Ltd.                                          Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                                        Swaziland
Swett & Crawford                                                                California
Swett & Crawford Ins. Agency of Massachusetts, Inc.                             Massachusetts
Swett & Crawford of Arizona, Inc.                                               Arizona
Swett & Crawford of Connecticut, Inc.                                           Connecticut
Swett & Crawford of Hawaii, Inc.                                                Hawaii
Swett & Crawford of Pennsylvania, Inc.                                          Pennsylvania
Swett & Crawford of Texas, Inc.                                                 Texas
Swett Insurance Managers of California, Inc.                                    California
Swett Insurance Managers of Idaho, Inc.                                         Idaho
Swett Insurance Managers of Maine, Inc.                                         Maine
Swett Insurance Managers of Nevada, Inc.                                        Nevada
Swett Insurance Managers of Pennsylvania, Inc.                                  Pennsylvania
Swett Insurance Managers, Inc.                                                  Colorado
T M Insurance Brokers (Pty) Limited                                             South Africa
TREV Properties Corporation                                                     Delaware
TTF Insurance Services Ltd.                                                     United Kingdom
Tabma-Hall Insurance Services Pty. Limited                                      Australia
Tethercrest Ltd.                                                                United Kingdom
Texas Star Insurance Agency                                                     Not Applicable
Texecur Versicherungs Vermittlungs GmbH                                         Germany
The Alexander Consulting Group Ltd.                                             Canada
The Alexander Consulting Group Ltd.                                             New Zealand
The Alexander Consulting Group Ltd.                                             Scotland
The Credit Insurance Association France SA                                      France
The Credit Insurance Association Ltd.                                           United Kingdom
The Entertainment Coalition                                                     Not Applicable
The Swett & Crawford Group, Inc.                                                California
Tholwana MIB Pty Limited                                                        South Africa
Trans Caribbean Insurance Services, Inc.                                        American Samoa
Travellers Club International Ltd.                                              United Kingdom
Trent Insurance Company Ltd.                                                    Bermuda
Trust Property & Casualty Insurance Company                                     Vermont
U.S. Rating Bureau, Inc.                                                        Delaware
Underwriters Marine Services Limited                                            United Kingdom
Underwriters Marine Services of Texas, Inc.                                     Texas
Underwriters Marine Services, Inc.                                              Louisiana
Union Centurion, S.A.de C.V.                                                    Mexico
Unison Consultants Europe E.E.I.G.                                              Belgium
Unison GEIE                                                                     Belgium
Unison SA                                                                       Belgium
Unison Technical Services                                                       Belgium
United Car & Van Rental Ltd.                                                    United Kingdom
United Iranian Insurance Services plc Teheran                                   Iran
Uzbeksugurta Howden Lihou                                                       Republic of Uzbekistan
VECCI Insurance Services Ltd.                                                   Australia
VOL Mortgage Corporation                                                        Delaware
VOL Properties Corporation                                                      Delaware
Valex Insurance Agency, Inc.                                                    Texas
Varity Risk Management Services Ltd.                                            United Kingdom
Vassal Properties (Pty) Ltd.                                                    Botswana
Verband der Jauch & Hubener Unterstutzungskassen                                Germany
Vesselforward Ltd.                                                              United Kingdom
Virginia Surety Company, Inc.                                                   Illinois
WACUS Kreditversicherungsmakler GmbH                                            Austria
WACUS Magyarorszag Hitelbitzositasi Tanacsado es Kozvetito Kft.                 Hungary
WAS Betriebsfuhrungs-GmbH                                                       Germany
WAVECA CA                                                                       Venezuela
WMD Underwriting Agencies Ltd.                                                  United Kingdom
Wackerbarth H. Limited                                                          United Kingdom
Wackerbarth Hardman (Holdings) Limited                                          United Kingdom
Wackerbarth International Holdings Bv                                           Netherlands
Wexford Underwriting Managers, Inc.                                             Delaware
Whitehouse Moorman Holdings Ltd.                                                United Kingdom
Wilfredo Armstrong S.A.                                                         Argentina
William Gallagher Associates of California, Inc.                                California
William Gallagher Associates of Maryland, Inc.                                  Maryland
William Gallagher Associates of New Jersey, Inc.                                New Jersey
Willis Corroon (PVT) Ltd.                                                       Zimbabwe
Winchester Financial Services (Pty) Limited                                     South Africa
Windhock Insurance Brokers (Pty) Limited                                        Namibia
World Insurance Network Ltd.                                                    Cardiff
Worldwide Insurance Network Limited                                             United Kingdom
Worldwide Integrated Services Company                                           Texas
Wyrm Systems Pty Limited                                                        South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.                                          South Africa
Y&D Properties Ltd.                                                             Canada
ZAO Aon Insurance Brokers                                                       Russia
Zimbabwe Risk Managers (Pvt) Ltd.                                               Zimbabwe
nv Insurance Louis Delhaize (en abrege INSURDEL)                                Belgium
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